EXHIBIT 10.15

CONVERTIBLE PROMISSORY NOTE

January 22, 2019

PRINCIPAL AMOUNT: USD$200,000	DUE: ON DEMAND AFTER 60 DAYS

FOR VALUE RECEIVED, the undersigned Hawkeye Systems, Inc. (the "Borrower"), company incorporated under the laws of the State of Nevada, hereby promises to pay Jon Bakhshi of New York, NY (the "Lender"), at such address or at such other place as the Lender may from time to time designate by written notice to the Borrower, the principal amount of TWO HUNDRED THOUSAND ($200,000) DOLLARS, ON DEMAND at any time after 60 days from the date hereof (the "Principal Amount"), in lawful money of the United States of America, without interest.

In consideration for the loan of $200,000, the Borrower will also grant 150,000 stock options at $0.50 for a five-year term to the Lender.

The Lender agrees that it will allocate sufficient funds to repay this $200,000 to the Borrower and such funds of the Lender may be available from the exercise of warrants or options, revenues from sales or otherwise.

The Borrower may pre-pay the Principal Amount or any portion thereof at any time and from time to time without notice, interest, bonus or penalty.

At the option of holder, this note is convertible at any time from the date of issuance through that date which is one year from the date of issuance at a conversion price of $0.50 per share.  Upon such conversion, holder shall also be issued (i) two times the number of shares converted in Series A Warrants each exercisable for one year from the date hereof for one share of the Company’s common stock at an exercise price of $1.00 per share (the “A Warrants”), and (ii) two times the number of shares converted in Series B Warrants each exercisable for one year from the date hereof for one share of the Company’s common stock at an exercise price of $2,00 per share, conditioned upon the prior exercise of the A Warrants (the “B Warrants”).

PRESENTMENT for payment, demand, protest and notice of dishonour and protest hereof are hereby waived.

THIS PROMISSORY NOTE is governed by and shall be interpreted pursuant to the laws of the State of New York and all federal laws of the United States of America applicable therein.

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THIS PROMISSORY NOTE is not assignable by the Borrower without the prior written consent of the Lender.

HAWKEYE SYSTEMS, INC.

Per:
Name:	Corby Marshall
Title:	CEO and Director

By:
Jon Bakhshi

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